     Please read the accompanying instructions carefully.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which are hereby acknowledged, the aggregate principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal. The undersigned hereby tenders the Existing Notes listed below.

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PLEASE SIGN AND COMPLETE
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  Signature(s) of Registered Holders or Authorized          Address(es): ------------------------------------
  Signatory:                                                ---------------------------------------------------
                                                            ---------------------------------------------------
-----------------------------------------------------       Area Code and Telephone:---------------------
                                                            If Existing Notes will book-entry transfer, c
-----------------------------------------------------       [ ] The Depository Trust Transaction Code No.:
  Name(s) of Registered Holder(s):                          ---------------------------------------------------
                                                            Depository Account No.:
-----------------------------------------------------       ---------------------------------------------------
-----------------------------------------------------
-----------------------------------------------------
-----------------------------------------------------
  Principal Amount of Existing Notes Tendered:
-----------------------------------------------------
  Certificate No(s). of Existing Notes
  (if available)
-----------------------------------------------------
-----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

   This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on the Existing Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information.
   Please print name(s) and address(es)
   Name(s):
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------
   Capacity:
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------
   Address(es):
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------
   DO NOT SEND EXISTING NOTES WITH THIS FORM. EXISTING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH
   A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL.

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

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GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange
  Medallion Program or the New York Stock Exchange Medallion Signature Program, hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Existing Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Existing Notes into the Depository's account at DTC pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption
  "The Exchange Offer -- How to Tender") and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.
-----------------------------------------------------------------------------------------------------------------

  Name of Firm: -----------------------------------         ---------------------------------------------------
                                                            AUTHORIZED SIGNATURE
  Address: ------------------------------------------
                                                            Name:------------------------------------------
-----------------------------------------------------
                                                            Title:--------------------------------------------
  Area Code and Tel. No.: ------------------------
                                                            Date:--------------------------------------------
-----------------------------------------------------------------------------------------------------------------

DO NOT SEND EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes with alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes listed or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Existing Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.